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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the references to our firm under the captions "Change in Accountants" and "Selected Historical Financial Data" in this Registration Statement on Form S-1.

                                       /s/ Hansen, Jergenson, Nergaard & Co. LLP

Minneapolis, Minnesota

July 16, 1999